                                                                     EXHIBIT 3.1

[STATE OF MAINE SEAL]                  Minimum Fee $105 (See Section 1403
                                       Subsections 1 and 2)
DOMESTIC
BUSINESS CORPORATION                        FILE NO. 19972588 0 PAGES 2
                                            FEE PAID $          105.00
                                            DCN 1971481800056   ARTI
STATE OF MAINE                                   ----------FILED------------
                                                 05/28/1997

ARTICLES OF INCORPORATION

                                             /s/ Gary Cooper
                                            -------------------------------
(Check box only if applicable)              Deputy Secretary of State
/ /This is a professional service corporation
formed pursuant to 13 MRSA Chapter 22.           A TRUE COPY WHEN ATTESTED BY
                                                 SIGNATURE

                                            /s/ Gary Cooper
                                            -------------------------------
                                            Deputy Secretary of State

Pursuant to 13-A MRSA Section 403, the undersigned, acting as incorporator(s) of a corporation, adopt(s) the following Articles of Incorporation:

FIRST:   The name of the corporation is ASC Holdings, Inc.
         and its principal business location in Maine is
                                       Bethel, Maine
                             (physical location - street
                             (not P.O. Box), city, state and zip code)

SECOND: The name of its Clerk, who must be a Maine resident, and the registered office shall be: Christopher E. Howard
                                            (name)

         Sunday River Access Road Newry, Maine 04261
    (physical location - street (not P.O. Box), city, state and zip code)
         P.O. Box 450, Bethel, Maine  04217
                   (mailing address if different from above)

THIRD:  ("X" one box only)

/X/A. 1. The number of directors constituting the initial board of directors of the corporation is 1 (See Section 703.1.A)

     2. If the initial directors have been selected, the names and addresses of the persons who are to serve as directors until the first annual meeting of the shareholders or until their successors are elected and shall qualify are:

                   NAME                               ADDRESS

    ------------------------------          --------------------------------

    ------------------------------          --------------------------------

    ------------------------------          --------------------------------

3. The board of directors: /X/is / /is not authorized to increase or decrease the number of directors.

4. If the board is so authorized, the minimum number, if any, shall be 1 directors, (See Section 703.1.A.) and the maximum number, if any, shall be 7 directors.

/ /B.There shall be no directors initially; the shares of the corporation will not be sold to more than twenty (20) persons; the business of the corporation will be managed by the shareholders. (See Section 701.2.)

FOURTH: ("X" one box only)

/X/ There shall be only one class of shares (title of class)  Common Stock

    Par value of each share (if none, so state) $1.00 Number of shares authorized 100,000

/ / There shall be two or more classes of shares.  The information required by
    Section 403 concerning each such class is set out in Exhibit ___ attached hereto and made a part hereof.

                                       SUMMARY

The aggregate par value of all authorized shares (of all classes) HAVING A PAR VALUE is $100,000.00

The total number of authorized shares (of all classes) WITHOUT PAR VALUE is ______ shares

FIFTH: ("X" one box only) Meetings of the shareholders /X/ may / / may not be held outside of the State of Maine.

SIXTH:   ("X" if applicable)  /X/ There are no preemptive rights.

SEVENTH: Other provisions of these articles, if any, including provisions for the regulation of the internal affairs of the corporation, are set out in Exhibit ___ attached hereto and made a part hereof.

INCORPORATORS                               DATED May 28, 1997

/s/ David J. Champoux                       Street
------------------------------                    R.R #2, Box 556
         (signature)                             (residence address)


David J. Champoux                                West Buxton, ME  04093
------------------------------
(type or print name)                             (city, state and zip code)


------------------------------              Street
         (signature)                             (residence address)


------------------------------
(type or print name)                             (city, state and zip code)


------------------------------              Street
         (signature)                             (residence address)


------------------------------
(type or print name)                             (city, state and zip code)


FOR CORPORATE INCORPORATORS*

Name of Corporate Incorporator________________________________________

By_________________________________         Street
(signature of officer)                           (principal business location)

-------------------------------
(type of print name and capacity)                     (city, state and zip code)

* Articles are to be executed as follows:
The corporation is an incorporator (Section 402), the name of the corporation should be typed and signed on its behalf by an officer of the corporation. The articles of incorporation must be accompanied by a certificate of an appropriate officer of the corporation certifying that the person executing the articles on behalf of the corporation was duly authorized to do so.

SUBMIT COMPLETED FORMS TO:  CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                             101 STATE HOUSE STATION, AUGUSTA, ME  04333-0101
                                            TEL. (207) 287-4195

[STATE OF MAINE SEAL]          Minimum Fee $35 (See Section 1401 sub Section 15)
                                           FILE NO. 19972588 0  PAGES 3
DOMESTIC                                   FEE PAID $70.00
BUSINESS CORPORATION                       DCN  1971971400017  STCK
                                           -----------FILED--------------
STATE OF MAINE                                 07/16/1997


ARTICLES OF AMENDMENT                        /s/ Nancy B. Kelleher
                                            ---------------------------------
(SHAREHOLDERS VOTING AS ONE CLASS                Deputy Secretary of State


ASC Holdings, Inc.                     A TRUE COPY WHEN ATTESTED BY SIGNATURE
-----------------------------
(NAME OF CORPORATION                         /s/ Nancy B. Kelleher
                                            ---------------------------------
                                                 Deputy Secretary of State


Pursuant to 13-A MRSA Sections 805 and 807, the undersigned corporation adopts these Articles of Amendment:

FIRST: All outstanding shares were entitled to vote on the following amendment as one class.

SECOND: The amendment set out in Exhibit A attached was adopted by the shareholders on (date) July 3, 1997
         ("X" one box only)

    / / at a meeting legally called and held  OR  /X/ by unanimous written consent

THIRD: Shares outstanding and entitled to vote and shares voted for an against said amendment were:

              NUMBER OF SHARES OUTSTANDING       NUMBER              NUMBER
                   AND ENTITLED TO VOTE          VOTED FOR      VOTED AGAINST

                          100                       100                0

FOURTH: If such amendment provides for exchange, reclassification or cancellation of issued shares, the manner in which this shall be effected is contained in Exhibit B attached it if it not set forth in the amendment itself.

FIFTH: If the amendment changes the number or par values of authorized shares, the number of shares the corporation has authority to issue thereafter, is as follows:

         CLASS     SERIES (IF ANY)     NUMBER OF SHARES    PAR VALUE (IF ANY)

                                    See Exhibit A

         The aggregate par value of all such shares (of all classes and series) HAVING PAR VALUE is $100,000.

         The total number of all such shares (of all classes and series)
              WITHOUT PAR VALUE is 0 shares.

SIXTH: The address of the registered office of the corporation in the State of Maine is__________________________________________________________

         Sunday River Access Road, Newry, Maine 04261
         ---------------------------------------------------------------------
                         (street, city, state and zip code)


DATED: July 3, 1997                     *By /s/ Christopher E. Howard
      -------------                         ------------------------------------------------

                                                     Christopher E. Howard, Clerk
-----------------------------------         ------------------------------------------------
    MUST BE COMPLETED FOR VOTE                      (type or print name and capacity)
        OF SHAREHOLDERS
----------------------------------
I certify that I have custody of         *By
 the minutes showing the above              ------------------------------------------------
  action by the shareholders                                    (signature)

                                            ------------------------------------------------
     /s/ Christopher E. Howard                      (type or print name and capacity)
  ------------------------------
      (signature of clerk)
----------------------------------


NOTE: This form should not be used if any class of shares is entitled to vote as a separate class for any of the reasons set out in Section 806, or because the articles so provide. For vote necessary for adoption see Section 805.

--------------------------------------------------------------------------------
*This document MUST be signed by (1) the CLERK OR (2) the PRESIDENT or a vice-president AND the SECRETARY or an assistant secretary, or such other officer as the bylaws may designate as a 2nd certifying officer OR (3) if there are no such officers, then a majority of the DIRECTORS or such directors as may be designated by a majority of directors then in office OR
(4) if there are no such directors, then the HOLDERS, or such of them as may be designated by the holders, OF RECORD OF A MAJORITY OF ALL OUTSTANDING
SHARES entitled to vote thereon OR (5) the HOLDERS OF ALL OUTSTANDING SHARES of the corporation.

   SUBMIT COMPLETED FORMS TO:  CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                               101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
                                            TEL. (207) 287-4195


FORM NO. MBCA-9 Rev. 96

                                  ASC HOLDINGS, INC.

                                     EXHIBIT A TO
                                ARTICLES OF AMENDMENT

    This Amendment changes the number and par values of authorized shares, including the par value of shares outstanding on the date of these Articles of Amendment. The number and par values of shares which the corporation has authority to issue after giving effect to the Amendment are as follows:

         CLASS               SERIES         NUMBER OF SHARES         PAR VALUE
                             (If Any)

Serial Preferred Stock  Issuable in Series as    200,000                $.01
                        Determined by the Board of
                        Directors

Common Stock              None                   9,800,000                $.01

[STATE OF MAINE SEAL]          Minimum Fee $35 (See Section 1401 sub-Section 15)
                                            FILE NO. 19972588 0 PAGES 3
DOMESTIC BUSINESS CORPORATION               FEE PAID $     35.00
                                               DCN       1972521800044  LNME
STATE OF MAINE                              -------------FILED-----------
                                                      09/09/1997
ARTICLES OF AMENDMENT
                                                 /s/ Nancy B. Kelleher
(SHAREHOLDERS VOTING AS ONE CLASS)          ----------------------------
                                              Deputy Secretary of State
ASC Holdings, Inc.
----------------------------------
(Name of Corporation)
                                       A TRUE COPY WHEN ATTESTED BY SIGNATURE

                                            /s/ Nancy B. Kelleher
                                            ----------------------------
                                              Deputy Secretary of State

Pursuant to 13-A MRSA Sections 805 and 807, the undersigned corporation adopts these Articles of Amendment:

FIRST: All outstanding shares were entitled to vote on the following amendment as one class.

SECOND: The amendment set out in Exhibit a attached was adopted by the shareholders on (date) 8/20/97
         ("X" one box only)

         /XX/ at a meeting legally called and held  OR / /by unanimous written consent

THIRD: Shares outstanding and entitled to vote and shares voted for an against said amendment were:

              NUMBER OF SHARES OUTSTANDING       NUMBER              NUMBER
                   AND ENTITLED TO VOTE          VOTED FOR        VOTED AGAINST

                           100                      100                 0

FOURTH: If such amendment provides for exchange, reclassification or cancellation of issued shares, the manner in which this shall be effected is contained in Exhibit B attached it if it not set forth in the amendment itself.

FIFTH: If the amendment changes the number or par values of authorized shares, the number of shares the corporation has authority to issue thereafter, is as follows:

         CLASS          SERIES (IF ANY)  NUMBER OF SHARES    PAR VALUE (IF ANY)


The aggregate par value of all such shares (of all classes and series) HAVING PAR VALUE is $_________________

The total number of all such shares (of all classes and series) WITHOUT PAR VALUE is ____ shares

SIXTH: The address of the registered office of the corporation in the State of Maine is__________________________________________________________

         P.O. Box 450, Sunday River Access Road, Bethel, Maine 04217
         ---------------------------------------------------------------------
                         (street, city, state and zip code)


DATED:   8/27/97                         *By /s/ Christopher E. Howard
      -------------                         ------------------------------------------------

                                                     Christopher E. Howard, Clerk
-----------------------------------         ------------------------------------------------
    MUST BE COMPLETED FOR VOTE                      (type or print name and capacity)
        OF SHAREHOLDERS
----------------------------------
I certify that I have custody of         *By
 the minutes showing the above              ------------------------------------------------
  action by the shareholders                                    (signature)

                                            ------------------------------------------------
     /s/ Christopher E. Howard                      (type or print name and capacity)
  ------------------------------
(signature of clerk, secretary or
        asst. secretary)
----------------------------------


NOTE: This form should not be used if any class of shares is entitled to vote as a separate class for any of the reasons set out in Section 806, or because the articles so provide. For vote necessary for adoption see Section 805.

--------------------------------------------------------------------------------
*This document MUST be signed by (1) the CLERK OR (2) the PRESIDENT or a vice-president AND the SECRETARY or an assistant secretary, or such other officer as the bylaws may designate as a 2nd certifying officer OR (3) if there are no such officers, then a majority of the DIRECTORS or such directors as may be designated by a majority of directors then in office OR
(4) if there are no such directors, then the HOLDERS, or such of them as may be designated by the holders, OF RECORD OF A MAJORITY OF ALL OUTSTANDING
SHARES entitled to vote thereon OR (5) the HOLDERS OF ALL OUTSTANDING SHARES of the corporation.

   SUBMIT COMPLETED FORMS TO:  CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                               101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
                                            TEL. (207) 287-4195


FORM NO. MBCA-9 Rev. 96

                              ASC HOLDINGS, INC.

                 MINUTES OF SPECIAL MEETING OF SHAREHOLDERS

      A special meeting of the shareholders of the above-named corporation was held via conference call on August 20, 1997.

      The meeting was called to order and the minutes of the meeting were kept by the Clerk. The shares of the corporation entitled to vote present or represented by Proxy at the meeting are as follows:


      Shares Issued and Outstanding
      and Entitled to Vote:                           100

      Present in Person:                              100

      Present by Proxy:                                 0

      Total Number of Shares Present in Person
      or by Proxy                                     100


      The Clerk thereupon declared a quorum present and the meeting open for the transaction of business.

      VOTED: To change the name of the corporation from ASC Holdings, Inc. to American Skiing Company.

      There being no further business to come before the meeting, on motion duly made and seconded, it was unanimously

      VOTED:   To adjourn.

                     Adjourned.

                           A true record.

                                 ATTEST: /s/ Christopher E. Howard
                                        --------------------------------
                                        Clerk


      [STATE OF MAINE SEAL]          -- Minimum Fee $35 (See Section 1401 Subsection 15) --

            DOMESTIC                            FILE NO. 19972588 0 PAGES 11
      BUSINESS CORPORATION                      FEE PAID $     365.00
                                                DCN   1972871800006        STCK
         STATE OF MAINE                         -------------FILED-------------
                                                      10/14/1997
      ARTICLES OF AMENDMENT
                                                /s/ Nancy B. Kelleher
(Shareholders Voting as One Class)              ----------------------------
                                                Deputy Secretary of State
  American Skiing Corporation        ------------------------------------------------------
----------------------------------         A True Copy When Attested By Signature
     (Name of Corporation)

                                                /s/ Nancy B. Kelleher
                                                ----------------------------
                                                Deputy Secretary of State
                                     ------------------------------------------------------

Pursuant to 13-A MRSA Sections 805 and 807, the undersigned corporation adopts these Articles of Amendment:

FIRST: All outstanding shares were entitled to vote on the following amendment as ONE class.

SECOND: The amendment set out in Exhibit A attached was adopted by the shareholders on (date) October 10, 1997.
         ("X" one box only)

 /X/ at a meeting legally called and held   OR  / / by unanimous written consent

THIRD: Shares outstanding and entitled to vote and shares voted for and against said amendment were:

         Number of Shares Outstanding         NUMBER           NUMBER
            and Entitled to Vote            Voted For       Voted Against
         ----------------------------       ---------       -------------

                    100                        100                0

FOURTH: If such amendment provides for exchange, reclassification or cancellation of issued shares, the manner in which this shall be effected is contained in Exhibit B attached if it is not set forth in the amendment itself.

FIFTH: If the amendment changes the number or par value of authorized shares, the number of shares the corporation has authority to issue thereafter, is as follows:

     Class      Series (If Any)      Number of Shares     Par Value (If Any)
     -----      ---------------      ----------------     ------------------




         The aggregate par value of all such shares (of all classes and series) HAVING PAR VALUE is $ _________________________________

         The total number of all such shares (of all classes and series) WITHOUT PAR VALUE is _________________________________ shares.

SIXTH: The address of the registered office of the corporation in the State of Maine is__________________________________________________________

         Newry, Maine  04261
         ---------------------------------------------------------------------
                         (street, city, state and zip code)


DATED: October 10, 1997                  *By /s/ Christopher E. Howard
      --------------------                   ------------------------------------------------

                                                     Christopher E. Howard, Clerk
-----------------------------------         ------------------------------------------------
    MUST BE COMPLETED FOR VOTE                      (type or print name and capacity)
        OF SHAREHOLDERS
----------------------------------
I certify that I have custody of         *By
 the minutes showing the above              ------------------------------------------------
  action by the shareholders                                    (signature)

                                            ------------------------------------------------
      /s/ Christopher E. Howard                      (type or print name and capacity)
  ------------------------------
(signature of clerk, secretary or
        asst. secretary)
----------------------------------


NOTE: This form should not be used if any class of shares is entitled to vote as a separate class for any of the reasons set out in Section 806, or because the articles so provide. For vote necessary for adoption see Section 805.

--------------------------------------------------------------------------------
*This document MUST be signed by (1) the CLERK OR (2) the PRESIDENT or a vice-president AND the SECRETARY or an assistant secretary, or such other officer as the bylaws may designate as a 2nd certifying officer OR (3) if there are no such officers, then a majority of the DIRECTORS or such directors as may be designated by a majority of directors then in office OR
(4) if there are no such directors, then the HOLDERS, or such of them as may be designated by the holders, OF RECORD OF A MAJORITY OF ALL OUTSTANDING
SHARES entitled to vote thereon OR (5) the HOLDERS OF ALL OUTSTANDING SHARES of the corporation.

   SUBMIT COMPLETED FORMS TO:  CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                               101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
                                            TEL. (207) 287-4195


FORM NO. MBCA-9 Rev. 96

                                      EXHIBIT A
                                          to
                                Articles of Amendment
                                        to the
                             Articles of Incorporation of
                               American Skiing Company

1.   AUTHORIZED CAPITAL STOCK.

     This Amendment changes the number and classes of authorized shares of the corporation. The class designations, numbers of authorized shares and par values of shares which the corporation has authority to issue after giving effect to the Amendment are as follows:

                          Series                  Number of
Class                    (If Any)                   Shares       Par Value
-----                    --------                 ----------     ---------

Class A Common Stock     None                     15,000,000        $.01

Common Stock             None                     50,000,000        $.01

Serial Preferred Stock   Issuable in Series
                         as determined by
                         the Board of Directors*     500,000*       $.01

-------------------

* Includes 70,197 shares of Series A Exchangeable Preferred Stock authorized by action of the Board of Directors of the corporation on July 3, 1997, as set forth in a Statement of Resolution Establishing Series of Shares as filed with the Secretary of State of Maine on July 16, 1997.

2.   CLASS A COMMON STOCK.

     (a) The Class A Common Stock shall consist of 15,000,000 shares, each having a par value of $.01.

     (b) (i) The holder of any shares of Class A Common Stock shall have the right to convert such shares, in whole or in part, at any time and from time to time, into fully paid and non-assessable shares of Common Stock on a share for share basis; provided, however, that such conversion rate shall be subject to adjustment as set forth in paragraph 2(b)(iv) below.

          (ii) Any share of Class A Common Stock shall, automatically and without further action by the corporation or the holder thereof, upon the transfer of such share to any person or entity who is not Leslie B. Otten or an Affiliate of Leslie B. Otten, be converted on a share for share basis into a fully paid and non-assessable share of Common Stock; provided, however, that such conversion rate shall be subject to adjustment as set forth in paragraph 2(b)(iv) below. "Affiliate" shall mean, for purposes of this paragraph 2, (A) the spouse or children or grandchildren (in each case, natural or adopted) of Leslie B. Otten or any Affiliate, (B) any trust for the sole benefit of Leslie B. Otten or any Affiliate, (C) any charitable trust the grantor of which is Leslie B. Otten or any Affiliate, (D) any corporation or other entity in which Leslie B. Otten or Affiliates collectively own at least 80% of the equity interest, or (E) the heirs, executors, administrators or personal representatives of Leslie B. Otten or any Affiliate upon the death of Leslie B. Otten or such Affiliate or upon the incompetency or disability of Leslie B. Otten or such Affiliate for purposes of the protection and management of his or her assets.

        (iii) In the event that at any time the number of shares of Class A Common Stock outstanding is less than 20% of the aggregate number of all shares of Class A Common Stock and Common Stock then issued and outstanding, then all shares of Class A Common Stock shall automatically and without further action by the corporation or any holder thereof, be converted on a share for share basis into fully paid and non-assessable shares of Common Stock; provided, however, that such conversion rate shall be subject to adjustment as set forth in paragraph 2(b)(iv) below.

          (iv) (A) If the corporation shall (1) subdivide the outstanding shares of Common Stock into a larger number of shares, (2) combine the outstanding shares of Common Stock into a smaller number of shares, or (3) issue by reclassification of the Common Stock any shares of capital stock of the corporation, then the conversion rate in effect immediately prior thereto shall be adjusted so that the holder of any share of Class A Common Stock surrendered for conversion or subject to automatic conversion shall be entitled to receive the number of shares of the corporation which he would have owned or have been entitled to receive after the happening of any of the events described above had such shares of Class A Common Stock been converted immediately prior to the happening of such event.

               (B) In case of any capital reorganization of the corporation, or in case of the consolidation or merger of the corporation with or into another corporation, or in case of the sale, transfer or other disposition of all or substantially all of the property, assets or business of the corporation as a result of which sale, transfer or other disposition property other than cash shall be payable or distributable to the holders of the Common Stock, each share of Class A Common Stock shall be convertible into the number and class of shares or other securities or property of the corporation, or of the corporation resulting from such consolidation or merger or to which such sale, transfer or other disposition shall have been made, to which the

                    Common Stock otherwise issuable upon conversion of such share of Class A Common Stock would have been entitled upon such reorganization, consolidation, merger, or sale, transfer or other disposition if outstanding at the time thereof; and in any such case appropriate adjustment, as determined by the Board of Directors of the corporation, shall be made in the application of the provisions set forth in this paragraph 2(b) with respect to the conversion rights thereafter of the holders of the Class A Common Stock, to the end that such provisions shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares or securities or other property thereafter issuable or deliverable upon the conversion of Class A Common Stock. Proper provision shall be made as a part of the terms of any such consolidation, merger or sale, transfer or other disposition whereby the conversion rights of the holders of Class A Common Stock shall be protected and preserved in accordance with the provisions of this paragraph 2(b)(iv)(B). The provisions of this paragraph 2(b)(iv)(B) shall similarly apply to successive capital reorganizations, consolidations, mergers, sales, transfers or other dispositions of property as aforesaid.

               (C) Whenever the conversion rate shall be adjusted as provided in paragraph 2(b)(iv)(A), the corporation, as soon as practicable and in no event later than ten full business days thereafter, shall file with the transfer agent for the Class A Common Stock a statement, signed by the President, any Vice President or the Treasurer of the corporation, stating the adjusted conversion rate determined as provided in said paragraph 2(b)(iv)(A) and setting forth in reasonable detail the facts requiring such adjustment, and shall promptly mail a copy of such statement to each holder of Class A Common Stock at his address then appearing on the record books of the corporation. The transfer agent shall be fully protected in relying on such statement and shall be under no duty to inquire into the truth or accuracy thereof. If any question shall at any time arise with respect to the adjusted conversion rate, such question shall be determined by a firm of independent public accountants selected by the corporation, who may be the corporation's auditors, and such determination shall be binding upon the corporation and the holders of the Common Stock and the Class A Common Stock.

               (D) If the corporation shall propose to effect any reclassification of its Common Stock (other than a reclassification involving merely the subdivision or combination of outstanding Common Stock), or to effect any capital reorganization, or shall propose to consolidate with or merge into another corporation, or to sell, transfer or otherwise dispose of all or substantially all of its property, assets or business, or the corporation shall propose to liquidate, dissolve or wind up, then, in each such case, the corporation shall file with the transfer agent for the Class A Common Stock and shall mail to the holders of record of the Class A Common Stock at their respective addresses then appearing on the record books of the corporation notice of such proposed action, such notice to be filed and mailed at least 30 days prior to the record date for the purpose of determining holders of the Common Stock entitled to vote with respect to such action or, if no record date is taken for any such purpose, the date of the taking of such proposed action. Such notice shall specify the date on which such reclassification, reorganization, consolidation, merger, liquidation, dissolution or winding-up shall take place, as the case may be, and the date of participation therein by the holders of Common Stock if any such date is to be fixed. Such notice shall set forth such facts with respect thereto as shall be reasonably necessary to inform the holders of such shares as to the effect of such action upon their conversion rights. Failure to file any certificate or notice or to mail any notice, or any defect in any certificate or notice, pursuant to this paragraph 2(b)(iv)(D), shall not affect the legality or validity of any adjustment, dividend, distribution or right referred to herein. This paragraph 2(b)(iv)(D) shall not impair any voting rights the holders of Class A Common Stock may have with respect to any transaction referred to herein.

               (E)  (1)  Any holder of shares of Class A Common Stock desiring to convert the same into Common Stock or whose shares of Class A Common Stock are automatically converted into shares of Common Stock as provided in this paragraph 2(b) shall surrender the certificate or certificates for such shares of Class A Common Stock at the office of the transfer agent therefor or at such other offices or agencies of the corporation, if any, as the Board of Directors may determine, which certificate or certificates, if the corporation shall so request, shall be duly endorsed or assigned to the corporation or in blank, together (in the case of a conversion at the option of the holder thereof) with a written request for conversion, and accompanied by funds in the amount of any tax or taxes payable in respect of any transfer involved in the issue and delivery of certificates for shares of Common Stock in a name other than that of the record holder of the shares of Class A Common Stock so surrendered for conversion.

                    (2) The corporation will as soon as practicable after such surrender for conversion of certificates for shares of Class A Common Stock, accompanied by the written request therefor if prescribed above, issue and deliver at the office at which such certificates for shares of Class A Common Stock shall have been surrendered to the person for whose account such shares of Class A Common Stock were so surrendered, or to his nominee or nominees, certificates for the number of whole shares of Common Stock to which he shall be entitled as aforesaid, together with an adjustment in cash for any fraction of a share as hereinafter provided, if not evenly convertible. Such conversion shall be deemed to have been made as of the date of such surrender of the certificates for shares of Class A Common Stock to be converted; and the person or persons entitled to receive the shares of Common Stock issuable upon the conversion of such shares of Class A Common Stock shall be treated for all purposes as the record holders of such Common Stock on such date. However, the corporation shall not be required to convert, and no surrender of shares of Class A Common Stock shall be effective for that purpose, while the stock transfer books of the corporation are closed for any purpose; but the surrender of shares of Class A Common Stock for conversion during any period while such books are so closed shall become effective for conversion immediately upon the reopening of such books, at the rate in effect at the date of such surrender.

               (F) The corporation shall not be required to issue fractional shares of Common Stock or scrip upon conversion of shares of Class A Common Stock. As to any final fraction of a share of Common Stock which the same record holder of one or more shares of Class A Common Stock would otherwise be entitled to upon conversion of shares of Class A Common Stock in the same transaction, the corporation shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction, if the Common Stock is listed or admitted to trading on a securities exchange or national quotation system, of the last sales price (or bid price if there were no sales) per share on such securities exchange or national quotation system on the business date which next precedes the date of conversion or, if such Common Stock is not so listed, of the market price per share (as determined in a manner prescribed by the Board of Directors of the corporation) at the close of business on the business day which next precedes the date of conversion.

               (G) The corporation will pay any documentary stamp taxes attributable


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

                    to the initial issuance of shares of Common Stock upon conversion of any shares of Class A Common Stock pursuant hereto, provided, however, that the corporation shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any certificates for shares of Common Stock in a name other than that of the registered holder of shares of Class A Common Stock in respect of which such shares of Common Stock are issued.

               (H) The corporation shall at all times reserve and keep available, out of its treasury stock or authorized and unissued stock, or both, solely for the purpose of effecting the conversion of the shares of Class A Common Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all shares of Class A Common Stock from time to time outstanding. The corporation shall at all times take any corporate action which may, in the opinion of its counsel, be necessary in order that the corporation may validly and legally issue fully paid and nonassessable shares of Common Stock upon conversion of shares of Class A Common Stock.

3.   VOTING RIGHTS.

     (a) Subject to paragraph 3(c) below and to the provisions of the Maine Business Corporation Act (or its successor) requiring a separate class vote, at each meeting of the stockholders of the corporation, each holder of Class A Common Stock and each holder of Common Stock shall be entitled to one vote for each share held, and such shares shall vote together as a single class.

     (b) The holders of Serial Preferred Stock shall have such voting rights as may be fixed and determined by the Board of Directors for the particular series.

     (c) (i) Subject to any rights of holders of Serial Preferred Stock to elect additional directors, the holders of the Class A Common Stock shall have the right, voting as a separate class, to elect the smallest number of directors sufficient to constitute two-thirds (2/3) in number of such full Board of Directors, and the directors so elected shall be known as Class A directors. Subject to any rights of holders of Serial Preferred Stock to elect additional directors, the holders of the Common Stock shall have the right, voting as a separate class, to elect the remaining directors of the corporation. By way of illustration, if the corporation has ten (10) directors, the holders of the Class A Common Stock shall have the right to elect seven (7) directors, and the holders of the Common Stock shall have the right to elect three (3) directors. If the holders of Serial


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

               Preferred Stock become entitled to elect two (2) additional directors, the holders of the Class A Common Stock shall have the right to elect seven (7) directors, the holders of the Common Stock shall have the right to elect three (3) directors, and such holders of Serial Preferred Stock shall have the right to elect two (2) directors. Subject to any rights of holders of Serial Preferred Stock to elect additional directors, in the event that no shares of Class A Common Stock remain outstanding, the holders of the Common Stock shall have the right to elect all of the directors of the corporation.

          (ii) Subject to any rights of holders of Serial Preferred Stock to elect additional directors, the Board of Directors of the corporation shall consist of not less than seven (7) or more than fifteen (15) persons. The exact number of directors within the minimum and maximum limitations specified in the preceding sentence shall be fixed from time to time by the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors, but no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. Any vacancies in the Board of Directors for any reason, and any directorships resulting from any increase in the number of directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next annual meeting of shareholders. At such annual meeting, such directors shall be assigned to classes as contemplated by paragraph 3(c)(iii) and shall be voted upon by the holders of Class A Common Stock and the holders of Common Stock as provided in this paragraph 3(c).

        (iii) Subject to the foregoing and to the provisions of any Statement of Resolution Establishing Series of Shares with respect to a series of Serial Preferred Stock relating to elections of directors by the holders thereof, at the 1998 annual meeting of shareholders, the directors shall be divided into three classes, as nearly equal in number as possible, with at least two-thirds (2/3) of each such class being comprised of Class A directors (so long as any shares of Class A Common Stock remain outstanding), and with the term of office of the first class to expire at the 1999 annual meeting of shareholders, the term of office of the second class to expire at the 2000 annual meeting of shareholders and the term of office of the third class to expire at the 2001 annual meeting of shareholders, and with each class to hold office until its successors are elected and qualified. Subject to the provisions of any Statement of Resolution Establishing Series of Shares relating to elections of directors by the holders thereof, at each annual meeting of shareholders following such initial classification and election, directors elected to succeed those directors whose terms



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

               expire shall be elected for a term of office to expire at the third succeeding annual meeting of shareholders after their election.

     (d)  There shall be no cumulative voting rights.

4.   ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED AT ANNUAL SHAREHOLDER MEETINGS.

     At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before an annual meeting by a shareholder, the item of business must, under applicable laws and regulations, be proper for consideration by the shareholders, and the shareholder must have given timely notice thereof in writing to the Clerk of the corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation, not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A shareholder's notice to the Clerk shall set forth as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the corporation's books, of the shareholder proposing such business, (c) the class and number of shares of the corporation which are beneficially owned by the shareholder, and (d) any material interest of the shareholder in such business. Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph 4. The Chairman of the annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph 4, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

5.   DIVIDENDS.

     The holders of Class A Common Stock and Common Stock, without regard to which class of shares they hold, shall be entitled to such dividends on a pro rata basis as may be declared from time to time by the Board of Directors.

6.   LIQUIDATION.


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

     In the event of the liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, the holders of Class A Common Stock and Common Stock, without regard to which class of shares they hold, shall be entitled to participate on a pro rata basis in the net assets of the corporation remaining after distributions to the holders of Serial Preferred Stock.


7.   PRE-EMPTIVE RIGHTS.

     There are no pre-emptive rights.

8.   STATUTE NOT APPLICABLE.

     The provisions of 13-A M.R.S.A. Section 910 shall not be applicable to the corporation.




















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